UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 7, 2004



                             NEW WORLD BRANDS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     0-16206                 02-0401674
 ------------------------------       ------------          -------------------
       (State or other                (Commission             (IRS Employer
 jurisdiction of incorporation)       File Number)          Identification No.)


          2019 SW 20th Street, Suite 109, Ft. Lauderdale, Florida 33315
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (954) 713-0410
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01         OTHER EVENTS

         On December 7, 2004, New World Brands, Inc. issued a press release announcing that the company had been appointed the sole distributor in the United States of Pintamin Wine and Spirits of Australia. The December 7, 2004 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit         Description of Document
         -------         -----------------------

          99.1           December 7, 2004 press release





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

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEW WORLD BRANDS, INC.

Dated:  December 7, 2004                By: /s/ Costas Ataliotis
                                            --------------------
                                            Costas Ataliotis
                                            Chief Executive Officer





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